PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated August 10, 2016,
to
Prospectuses dated May 1, 2016,
 for
PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts, and
M PremierSM VUL Protector® Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

The Board of Trustees for the Advanced Series Trust recently approved changing the name of the AST Herndon Large-Cap Value Portfolio to AST Value Equity Portfolio.  This change is expected to become effective on or about September 12, 2016.

On the effective date all references to AST Herndon Large-Cap Value Portfolio are deleted and replaced with AST Value Equity Portfolio.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP117
PCP2, PCP214, PCP215, VULP14, VULP15, MPVULP